Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE C&B MID CAP VALUE FUND

WELLS FARGO ADVANTAGE DISCOVERY FUNDSM

WELLS FARGO ADVANTAGE ENTERPRISE FUNDSM

WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND

WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND

WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND

WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND

Institutional Class

Supplement dated November 16, 2007, to the Prospectus dated March 1, 2007, as previously supplemented on August 15, 2007 and June 18, 2007.

SMALL CAP GROWTH FUND

Effective on or about December 17, 2007, the Small Cap Growth Fund will be closed to new investors. On such date, the following language will be effective and should appear on the bottom of the column on the left side of page 24 of the Prospectus:

(This Fund is closed to new investors.)

ALL FUNDS

This Supplement contains important information about the Funds referenced above.

Effective immediately, in the section entitled “How to Buy Shares” on page 41 of the Prospectus, the following bullet point:

•	Fund of Funds advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM and Wells Fargo Advantage LifeStage PortfoliosSM);

is revised as follows:

•	Fund of Funds, including those advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM and Wells Fargo Advantage LifeStage PortfoliosSM);

The following information was contained within the August 15, 2007, Supplement and is included herewith for your convenience:

DISCOVERY FUND

Effective immediately, page 10 of the Prospectus will be removed in its entirety and replaced with the following page:

Performance

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the Wells Fargo Advantage Funds. As part of this transaction, the Discovery Fund was organized as the successor fund to the Strong Discovery Fund.

Best and Worst Quarter

Best Quarter:	Q4 1999	25.78%
Worst Quarter:	Q3 2001	-18.90%

Average Annual Total Returns as of 12/31/06

	1 year	5 years	10 years
Institutional Class[1]
Returns Before Taxes	13.02%	11.26%	8.72%
Returns After Taxes on Distributions[2]	12.17%	10.08%	7.10%
Returns After Taxes on Distributions and Sale of Fund Shares[2]	9.60%	9.40%	6.79%
Russell 2500TM Growth Index[3]	12.26%	7.62%	7.11%
(reflects no deduction for expenses or taxes)

[1]

Institutional Class shares incepted on August 31, 2006. Performance shown for the Institutional Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and higher than those of the Institutional Class shares. The Investor Class shares annual returns are substantially similar to what the Institutional Class shares returns would be because the Investor Class shares and Institutional Class shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses.

[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

[3]	The Russell 2500TM Growth Index measures the performance of those Russell 2500TM companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

10	Discovery Fund

SMALL/MID CAP VALUE FUND

Effective immediately, page 30 of the Prospectus will be removed in its entirety and replaced with the following page:

Performance

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the Wells Fargo Advantage Funds. As part of this transaction, the Small/Mid Cap Value Fund was organized as the successor fund to the Strong Small/Mid Cap Value Fund.

Best and Worst Quarter

Best Quarter:	Q2 2003	24.45%
Worst Quarter:	Q1 2003	-3.96%

Average Annual Total Returns as of 12/31/06
	1 year	Life of Fund[1]
Institutional Class[1]
Returns Before Taxes	13.41%	13.69%
Returns After Taxes on Distributions[2]	13.03%	13.23%
Returns After Taxes on Distributions and Sale of Fund Shares[2]	8.88%	11.83%
Russell 2500TM Value Index[3]	20.18%	14.37%
(reflects no deduction for expenses or taxes)

[1]

Institutional Class shares incepted on August 31, 2006. Performance shown for the Institutional Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and higher than those of the Institutional Class shares. The Investor Class shares annual returns are substantially similar to what the Institutional Class shares returns would be because the Investor Class shares and Institutional Class shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses. The Investor Class shares incepted on March 28, 2002. Returns for the Institutional Class shares and Index shown in the Life of Fund column are as of the Fund inception date.

[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

[3]	The Russell 2500TM Value Index measures the performance of those Russell 2500TM companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

30	Small/Mid Cap Value Fund

The following information was contained within the June 18, 2007, Supplement and is included herewith for your convenience:

ENTERPRISE FUND

Effective immediately, James M. Leach, CFA, will replace Sunjay Goel, CFA, as co-portfolio manager for the Enterprise Fund, along with Thomas J. Pence, CFA. Sunjay Goel will remain a member of the Fundamental Growth Equity team at Wells Capital Management, Inc.

SCIT117/P204SP